                                                                    Exhibit 31.1

          CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Shawn McNamara, certify that:

         (1)      I have reviewed this annual report on Form 10-KSB of
                  RelationServe Media, Inc.;

         (2)      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
                  circumstances under which such statements were made, not
                  misleading with respect to the period covered by this report;

         (3)      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         (4)      The registrant's other certifying officer and I are
                  responsible for establishing and maintaining disclosure
                  controls and procedures (as defined in Exchange Act Rules
                  13a-15(e) and 15d-15(e)) for the registrant and have:

                  a)       Designed such disclosure controls and procedures, or
                           caused such disclosure controls and procedures to be
                           designed under our supervision, to ensure that
                           material information relating to the registrant,
                           including its consolidated subsidiaries, is made
                           known to us by others within those entities,
                           particularly during the period in which this report
                           is being prepared;

                  b)       Evaluated the effectiveness of the registrant's
                           disclosure controls and procedures and presented in
                           this quarterly report our conclusions about the
                           effectiveness of the disclosure controls and
                           procedures, as of the end of the period covered by
                           this report based on such evaluation; and

                  c)       Disclosed in the report any change in the
                           registrant's internal control over financial
                           reporting that has occurred during the registrant's
                           most recent fiscal quarter (the registrant's fourth
                           fiscal quarter in the case of the annual report) that
                           has materially affected, or is reasonably likely to
                           materially affect, the registrant's internal control
                           over financial reporting; and

         (5)      The registrant's other certifying officer and I have
                  disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors
                  (or persons performing the equivalent functions):

                  a)       All significant deficiencies in the design or
                           operation of internal control over financial
                           reporting which are reasonably likely to adversely
                           affect the registrant's ability to record, process,
                           summarize and report financial information; and

                  b)       Any fraud, whether or not material, that involves
                           management or other employees who have a significant
                           role in the registrant's internal control over
                           financial reporting.

Date: March 20, 2006

                                                     /s/ Shawn McNamara
                                                     ---------------------------
                                                     Shawn McNamara